UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 21, 2025, Nauticus Robotics, Inc. (the "Company") held a special meeting of stockholders (the "Meeting"). At the Meeting, the Company's stockholders (1) approved, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock upon the conversion of shares of the Series B Convertible Preferred Stock, issued pursuant to the Securities Purchase Agreement dated August 6, 2025 between the Company and ATW Special Situations II, LLC (the “Purchase Agreement”) and the corresponding Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock; and (2) approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting.While a majority of votes cast were in favor of a proposal to increase the authorized shares of the Company's common stock from 625,000,000 to 5,000,000,000, the proposal did not reach the required threshold of a majority of all issued and outstanding common stock, and was therefore not approved.

A total of 2,316,272 shares of common stock of the Company attended the Meeting by proxy or in person, representing 40.60% of the Company's outstanding common stock entitled to vote as of September 22, 2025, the record date of the Meeting. The results of the voting were as follows:

Proposal 1: To approve, pursuant to Nasdaq Rule 5635, the issuance of shares of the Company’s common stock upon the conversion of shares of the Series B Convertible Preferred Stock, issued pursuant to the Securities Purchase Agreement dated August 6, 2025 between the Company and ATW Special Situations II, LLC (the “Purchase Agreement”) and the corresponding Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock.

For	Against	Abstain	Broker Non-Votes
387,337	175,040	137,705	1,616,190

Proposal 2: To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting

For	Against	Abstain	Broker Non-Votes
1,789,885	483,257	43,130	0

Proposal 3: To approve the proposed Authorized Share Amendment of the Company's Second Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock from 625,000,000 to 5,000,000,000.

For	Against	Abstain	Broker Non-Votes
1,547,241	488,997	280,034	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel